Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

MARK KISTENMACHER, DERIVATIVELY AND ON BEHALF OF SEAWORLD ENTERTAINMENT, INC.,

Plaintiff, v.

JIM ATCHISON, JAMES M. HEANEY, DANIEL B. BROWN, MARC SWANSON, DAVID F. D’ALESSANDRO, JOSEPH P. BARATTA, BRUCE MCEVOY, JUDITH

A.MCHALE, PETER F. WALLACE, DEBORAH THOMAS, STEPHEN A. SCHWARZMAN, SW DELAWARE L.P., SW DELAWARE A L.P., SW DELAWARE B L.P., SW DELAWARE C L.P., SW DELAWARE D L.P., SW DELAWARE E L.P., SW DELAWARE F L.P., SW DELAWARE CO-INVEST L.P., SW DELAWARE (GS) L.P., SW DELAWARE (GSO) L.P., SW CAYMAN LIMITED, AND THE BLACKSTONE GROUP L.P.,

Defendants, And

SEAWORLD ENTERTAINMENT, INC.,

Nominal Defendant.

)

)

)

)

)

)

)

)C.A. No. 10437-VCS

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

)

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO: ALL OWNERS OF SEAWORLD ENTERTAINMENT, INC., (“SEAWORLD,” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: SEAS) AS OF FEBRUARY 26, 2020, WHO CONTINUE TO OWN SUCH SHARES THROUGH MAY 21, 2020 (“CURRENT SEAWORLD STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, SEAWORLD STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation of Compromise and Settlement, dated February 26, 2020 (the “Stipulation”).  The purpose of this Notice is to inform you of:

•the existence of the above-captioned derivative action (“Derivative Action”);

•the proposed settlement between the Plaintiff1 and Defendants reached in the Derivative Action (the “Settlement”);

•the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement;

•	Plaintiff’s Counsel’s application for fees and expenses; and
•	Plaintiff’s Service Award.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiff’s claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

Summary

On February 26, 2020, Plaintiff, SeaWorld, in its capacity as a nominal defendant, defendants Jim Atchison, James M. Heaney, Daniel B. Brown, Marc Swanson, David F. D’Alessandro, Joseph P. Baratta, Bruce McEvoy, Judith A. McHale, Peter F. Wallace, Deborah Thomas, Stephen A. Schwarzman (“Individual Defendants”), SW Delaware L.P., SW Delaware A L.P., SW Delaware B L.P., SW Delaware C L.P., SW Delaware D L.P., SW Delaware E L.P., SW Delaware F L.P., SW Delaware Co-Invest L.P., SW Delaware (GS) L.P., SW Delaware (GSO) L.P., SW Cayman Limited (“Selling Shareholders”), and The Blackstone Group L.P., now known as The Blackstone Group Inc. (“Blackstone” and collectively with SeaWorld, the Individual Defendants, and the Selling Shareholders, “Defendants”) entered into the Stipulation in the Derivative Action filed derivatively on behalf of SeaWorld, in the Court of Chancery of the State of Delaware (the “Court”). The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the dismissal of the Derivative Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires: (i) SeaWorld to adopt certain corporate governance modifications, as outlined in Exhibit A to the Stipulation (“Reforms”);

(ii) certain of Defendants’ insurer(s) to pay twelve million five hundred thousand dollars ($12,500,000) to SeaWorld to be used by the Company for general corporate purposes (“Cash Payment”); and (iii) the Individual Defendants’ insurer(s) to pay to Plaintiff’s Counsel three million one hundred twenty-five thousand dollars ($3,125,000) from Side A-DIC insurance policies, to the extent approved by the Court, or in the event the Court approves a lesser amount, such lesser amount (“Fee and Expense Amount”) and a Service Award to Plaintiff of up to seven thousand five hundred dollars ($7,500), to be paid from the Fee and Expense Amount.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Company’s Investor Relations page at its website, http://www.seaworldentertainment.com, contact Plaintiff’s Counsel at the addresses listed below, or inspect the full Stipulation filed with the Register in Chancery Court.

What is the Lawsuit About?

The Derivative Action is brought derivatively on behalf of nominal defendant SeaWorld and alleges, among other things, that the Defendants breached their fiduciary duties, or aided and abetted breaches of fiduciary duties, by making and/or causing SeaWorld to make false and misleading statements of material fact to the investing public that failed to disclose the negative effect of the documentary Blackfish and related publicity on attendance at SeaWorld locations and the Company’s revenue, which allegedly damaged SeaWorld due to its being named as a defendant in other litigation, as well as by causing SeaWorld to repurchase Company stock at allegedly artificially inflated prices.

Why is there a Settlement?

The Court has not decided in favor of Defendants or Plaintiff. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the Reforms to be adopted by SeaWorld and the Cash Payment to SeaWorld, provides substantial benefits to, and is in the best interests of, SeaWorld and its stockholders.

The members of SeaWorld’s Board of Directors, none of whom is a Defendant in the Derivative Action, in exercising their business judgment, approved the Settlement and each of its terms, including the Cash Payment, the Reforms, and the Fee and Expense Amount, as in the best interest of SeaWorld and its stockholders.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of SeaWorld and SeaWorld’s stockholders. Defendants assert that they have meritorious defenses to the claims in the Derivative Action. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On March 12, 2020, the Court  entered  a  scheduling  order, which permitted  the  dissemination  of  this  Notice  regarding  the  Settlement   to Current SeaWorld Stockholders  (the  “Scheduling  Order”).  The Scheduling Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on May 21, 2020 at 9:15 a.m. before  Vice  Chancellor  Joseph R. Slights III, Court of Chancery, Kent County,  located  at  414  Federal Street, Dover, Delaware 19901, to, among other things: (i) determine whether the proposed Settlement, including the Reforms and the Cash Payment to SeaWorld to be used by the Company for general

corporate purposes, is fair, reasonable and adequate and in the best interests of the Company and Current SeaWorld Stockholders; (ii) consider objections, if any, to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) determine whether the agreed-to Fee and Expense Amount for Plaintiff’s Counsel to be paid by the Individual Defendants’ insurer(s) from Side A-DIC insurance policies and the Service Award for Plaintiff should be approved; and (v) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Current SeaWorld Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Amount and Service Award, may file a written objection with the Court. An objector must at least fourteen (14) calendar days prior to the Settlement Hearing: (1) file with the Register in Chancery and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of SeaWorld common stock as of the date of filing the objection, including the number of shares of SeaWorld common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three (3) years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Register in Chancery and serve on the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE REGISTER  IN  CHANCERY  NO  LATER  THAN  MAY  7,  2020. THE REGISTER IN CHANCERY’S ADDRESS IS:

Register in Chancery:

Court of Chancery of Delaware, Kent County

414 Federal Street

Dover, Delaware 19901

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF’S   COUNSEL   AND   DEFENDANTS’   COUNSEL   SO   THEY ARE  RECEIVED  NO  LATER  THAN  MAY  7,  2020.   COUNSEL’S ADDRESSES ARE:

Timothy Brown

Counsel for Plaintiff:

Phillip Kim

THE BROWN LAW FIRM, P.C.

240 Townsend Square Oyster Bay, NY 11771

THE ROSEN LAW FIRM, P.A.

275 Madison Avenue, 40th Floor New York, NY 10016

Counsel for Defendants:

Jonathan K. Youngwood SIMPSON THACHER & BARTLETT

LLP

425 Lexington Avenue New York, NY 10017

Raymond J. DiCamillo  RICHARDS, LAYTON & FINGER, P.A.

920 North King Street Wilmington, Delaware 19801

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than fourteen (14) calendar days before the Settlement Hearing. Any SeaWorld stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current SeaWorld Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this Derivative Action, and from pursuing any of the Released Claims.

You may obtain further information by contacting counsel for Plaintiff at: Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, NY 10016, Telephone: (212) 686-1060, Email: pkim@rosenlegal.com; or Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, Email: tbrown@thebrownlawfirm.net. Please Do Not Call the Court with Questions About the Settlement.

BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE:

Dated:  March 25, 2020

Signed: /s/ Joseph R. Slights III

Vice Chancellor Joseph R. Slights III